BLACKROCK FUNDSSM

BlackRock U.S. Opportunities Portfolio

(the “Fund”)

SUPPLEMENT DATED JUNE 4, 2013

TO THE SUMMARY PROSPECTUS OF THE FUND DATED JANUARY 28, 2013

Effective June 17, 2013, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2002	Managing Director of BlackRock, Inc.
Ian Jamieson, CFA	2013	Managing Director of BlackRock, Inc.
Nigel Hart, CFA	2013	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.